EXHIBIT 4.2

         FORM OF SERIES A JUNIOR CONVERTIBLE PREFERRED STOCK CERTIFICATE

Stock Certificate with a Certificate No., the number of shares and with the following text:

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                  Series A Junior Convertible Preferred Stock
                           par value $.001 per share
                                 SKYMALL, INC.

THIS CERTIFIES THAT ________________ is the owner of ________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated:  ______________________


_____________________________                    _______________________________
Secretary                                        President


                                 Corporate Seal

Back of Certificate:  Legends:

A statement of the rights, preferences, privileges and restrictions granted or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by the Certificate of Designations, the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its principal executive offices.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES OR (II) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL OF THE ISSUER, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAWS.

Various abbreviations and the language:

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM -- as tenants in common                UNIF GIFT MIN ACT - ________ Custodian _________ (Minor)
TEN ENT -- as tenants by the entireties          under Uniform Gifts to Minors Act ____________ (State)
JT TEN --  as joint tenants with right of
           survivorship and not as tenants in
           common

   For value received, the undersigned hereby sells, assigns and transfers unto

                                          PLEASE INSERT SOCIAL SECURITY OR OTHER
                                                  IDENTIFYING NUMBER OF ASSIGNEE
                                          --------------------------------------
                                          |                                    |
                                          |                                    |
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------------------------

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_________________________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitutes and appoints __________________________________ Attorney to transfer the shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated _____________________


                                       _________________________________________

                                       _________________________________________
                                       NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST  CORRESPOND  WITH  THE  NAME(S)  AS
                                       WRITTEN UPON  THE FACE OF THE CERTIFICATE
                                       IN EVERY  PARTICULAR,  WITHOUT ALTERATION
                                       OR ENLARGEMENT OR ANY CHANGE WHATEVER.

In presence of


__________________________________